Truststreet Properties, Inc.
Glenn Kindred - Officer
Shares as of February 25, 2005                                                  Form 3
Initial Form 3 filed 2/25/05

                                                                           Initial shares                    Balance
                                                                            Merger date        A/(D)          as of
                                                                              2/25/05          Date          2/25/05
                                                                          ---------------    ----------   -----------
DIRECT
   Common stock                                                                      0.00                     0.00
   7.5% Series C Redeemable Convertible Preferred Stock                              0.00                     0.00
                                                                          ---------------    ----------   -----------
      Subtotal owned by GK Directly                                                  0.00         0.00        0.00
                                                                          ---------------    ----------   -----------

INDIRECT

   Common stock                                                                      0.00                     0.00
   7.5% Series C Redeemable Convertible Preferred Stock                              0.00                     0.00
                                                                          ---------------    ----------   -----------
      Subtotal owned by GK Indirectly                                                0.00         0.00        0.00
                                                                          ---------------    ----------   -----------

                                                                          ---------------    ----------   -----------
Total Shares owned by GK                                                             0.00         0.00        0.00
                                                                          ===============    ==========   ===========